UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2021

Lerer Hippeau Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40168	86-1418494
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Crosby Street, Suite 201 New York, NY, 10012
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 237-4837

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LHAA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Lerer Hippeau Acquisition Corp., a Delaware corporation (the “Company”), was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The amended and restated certificate of incorporation of the Company (the “Charter”) provides that, prior to the consummation of the Business Combination, the Company shall provide all holders of shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock”) sold in the Company’s initial public offering (the “Public Shares”) with the opportunity to have their Public Shares redeemed upon the consummation of the Business Combination pursuant to, and subject to the limitations of, the terms of the Charter; provided, however, that the Company shall not redeem or repurchase Public Shares to the extent that such redemption would result in failure of the Company, or any entity that succeeds the Company as a public company, to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, (or any successor rule)) of at least $5,000,0001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination.

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”), redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity. In the Company’s (i) unaudited financial statements as of and for the three months ended March 31, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 14, 2021 (the “Q1 Financials”), and (ii) unaudited financial statements as of and for the six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 12, 2021 (the “Q2 Financials”), the Company classified a portion of the Public Shares in permanent equity. In addition, in the Company’s audited balance sheet as of March 9, 2021 included in the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2021 (the “Audited Balance Sheet”), the Company also classified a portion of the Public Shares in permanent equity.

On November 9, 2021, the Company filed its Form 10-Q for the quarterly period ending September 30, 2021 (the “Original Third Quarter 10-Q”), which included a section within Note 2, Revision of Previously Reported Financial Statements, (“Note 2”) that described a revision to the Company’s classification of the Public Shares. As described in Note 2, upon its IPO, the Company classified the Public Shares as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. The Company’s management revised this interpretation to include temporary equity in net tangible assets. As a result, management corrected the error by restating its Public Shares subject to redemption as temporary equity. This resulted in an adjustment to the initial carrying value of its Class A common stock subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A common stock. In connection with the change in presentation for the Class A common stock subject to possible redemption, the Company revised its earnings per share calculation to allocate income and losses shared pro rata between the two classes of shares. This presentation differs from the previously presented method of earnings per share, which was similar to the two-class method. The Company determined the changes were not qualitatively material to the Company’s previously issued financial statements and did not restate its financial statements. Instead, the Company revised its previously reported financial statements in Note 2 to the Original Third Quarter 10-Q. Although the qualitative factors that management assessed tended to support a conclusion that the misstatements were not material, these factors were not strong enough to overcome the significant quantitative errors in the financial statements. The qualitative and quantitative factors support a conclusion that the misstatements are material on a quantitative basis. Management concluded that the misstatement was such of magnitude that it is probable that the judgment of a reasonable person relying upon the financial statements would have been influenced by the inclusion or correction of the foregoing items. As such, upon further consideration of the change, the Company determined the change in classification of the Public Shares and change to its presentation of earnings per share is material quantitatively and it should restate its previously issued financial statements

On December 22, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded, after discussion with the Company’s management, that each of (i) the Q1 Financials, (ii) the Q2 Financials, and (iii) Note 2 to the unaudited interim financial statements and Item 4 of Part 1 included in the

Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 9, 2021, should no longer be relied upon due to changes required to reclassify all of the Company’s Public Shares in temporary equity (collectively, the “Interim Financial Statements”). As such, the Company intends to file an amendment to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 (the “Amended Third Quarter 10-Q”) reflecting this reclassification. The adjustments to the Interim Financial Statements will be set forth through expanded disclosure in the financial statements included in the Amended Third Quarter 10-Q. In addition, the audit report of WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm, included in the Current Report on Form 8-K filed with the SEC on March 15, 2021 should no longer be relied upon. The restatement of the Audited Balance Sheet will be set forth in a subsequent filing.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with Withum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lerer Hippeau Acquisition Corp.

By:	/s/ Dan Rochkind
	Name:	Dan Rochkind
	Title:	Chief Financial Officer

Dated: December 23, 2021